UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2009

HYDRON TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

New York	0-6333	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 34th Street N, Suite F,

Saint Petersburg, Florida 33714

(Address of principal executive offices)

(727) 342-5050

(Registrant’s telephone number, including area code)

Copy to:

Robert C. Brighton, Jr., Esq.

Ruden McClosky Smith Schuster & Russell, P.A.

200 East Broward Boulevard

Fort Lauderdale, FL 33301

Phone: (954) 527-2473

Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 23, 2009 Karen Gray notified the Company’s board of directors of her decision to resign as a member of the board of directors due to her decision to travel extensively. A copy of Ms Gray’s resignation is attached as exhibit 17. The Company’s Board of Directors voted to extend Ms. Gray’s options to their stated maturity.

Regis J. Synan was appointed on October 23, 2009 by the Board to replace Ms. Gray who resigned to travel extensively.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Please see the Exhibit Index following the Signature Page for the Exhibits included with this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRON TECHNOLOGIES, INC.

BY:	/s/ RICHARD BANAKUS

Richard Banakus

Chairman and Interim President

Dated: October 27, 2009

EXHIBIT INDEX

Exhibit No.	Description of Document

17	Karen Gray’s Resignation, dated October 23, 2009.